SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

NVR, Inc.

(Exact name of registrant as specified in its
charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-956-4000

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 29, 2008, NVR, Inc. issued a press release reporting its financial results for the quarter and year to date periods ended December 31, 2007. A copy of this press release is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Number	Description

99.1	Press release dated January 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: January 29, 2008	By: /s/ Dennis M. Seremet
Name: Dennis M. Seremet
Title: Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press release dated January 29, 2008.